UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2025

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 22, 2025, the Board of Directors of Northern Trust Corporation (the “Corporation”) approved certain amendments to the Corporation’s By-laws (the “By-laws”) to reflect (i) the formation of a Technology and Operations Committee; (ii) the dissolution of the Capital Governance Committee; and (iii) the renaming of the Business Risk Committee to the Risk Committee.

The foregoing summary of the amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-laws, as amended, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)-(b) The 2025 annual meeting of stockholders (the “2025 Annual Meeting”) of the Corporation was held on April 22, 2025, in Chicago, Illinois for the purposes of: (i) electing 13 directors to serve on the Board of Directors until the 2026 annual meeting or their successors are elected and qualified; (ii) approving, by an advisory vote, 2024 named executive officer compensation; and (iii) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2025 fiscal year. Stockholders representing 179,564,369 shares, or 92.09% of the Corporation’s common stock as of the February 24, 2025 record date, voted in person or by proxy. Final voting results are as follows.

Election of Directors
All 13 nominees for director named in the proxy statement for the 2025 Annual Meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Susan Crown	145,569,373	21,853,148	2,298,734	9,843,114
Chandra Dhandapani	166,813,489	626,646	2,281,120	9,843,114
Dean M. Harrison	166,297,093	1,185,204	2,238,958	9,843,114
Jay L. Henderson	146,087,328	20,920,883	2,713,044	9,843,114
Marcy S. Klevorn	166,787,752	669,440	2,264,063	9,843,114
Siddharth N. (Bobby) Mehta	166,799,996	695,261	2,225,998	9,843,114
Robert E. Moritz	166,631,745	854,474	2,235,036	9,843,114
Michael G. O’Grady	159,772,593	7,278,216	2,670,446	9,843,114
Richard M. Petrino	166,634,324	808,697	2,278,234	9,843,114
Martin P. Slark	161,215,664	6,253,785	2,251,806	9,843,114
David H. B. Smith, Jr.	163,006,675	4,501,142	2,213,438	9,843,114
Donald Thompson	163,872,473	3,604,276	2,244,506	9,843,114
Charles A. Tribbett III	146,170,135	20,759,994	2,791,126	9,843,114

Approval of 2024 Named Executive Officer Compensation
The 2024 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
160,197,683	6,880,154	2,643,418	9,843,114

Ratification of Appointment of KPMG LLP
The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2025 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
170,077,543	7,649,213	1,837,613	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	By-laws of Northern Trust Corporation, as amended April 22, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION

Date:	April 23, 2025	By:	/s/ Susan C. Levy
Susan C. Levy
Executive Vice President, General Counsel and Corporate Secretary